ALLIANCEBERNSTEIN/TWM GLOBAL EQUITY & COVERED CALL STRATEGY FUND Trading Symbol: Institutional Class (TWMLX) Investment Class (TWMVX)

Summary Prospectus

June 27, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.twmfunds.com/documents.html.  You may also obtain this information at no cost by calling 1-855-TWM-FUND (1-855-896-3863) or by sending an email to TWMFundManagement@tiedemannwealth.com.  The Fund’s prospectus and statement of additional information, both dated June 27, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
The AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund (the “Fund”) seeks long-term capital appreciation and income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class Shares	Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%	0.99%
Distribution and Service (12b-1) Fees	0.35%	None
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	1.52%	1.17%

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Investor Class	$155	$480	$829	$1,813
Institutional Class	$119	$372	$644	$1,420

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71.30% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests primarily in a portfolio of common stocks of issuers in developed markets throughout the world, including the United States.  In addition, the Fund uses options, including covered call options and index options, to seek to enhance equity returns, to lower the overall volatility of the Fund’s investment portfolio and to generate income.  The Fund generally invests at least 80% of its net assets (including any borrowings for investment purposes) in an integrated strategy comprised of equity securities of companies with large market capitalizations and writing (selling) covered call options on a portion of the equity securities held in the Fund’s portfolio.  Under normal market conditions, the Fund generally invests in securities of issuers from at least three different countries (including the United States), with at least 40% of the Fund’s net assets invested in foreign securities.

The Fund’s equity security holdings are managed based on a proprietary fundamental and quantitative approach targeting securities with stable, long-term dividend growth and high quality fundamental exposures.  AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”) also incorporates value factors that may include, but are not limited to sales, book value and cash flow to determine the inclusion and weighting for each security.  The approach seeks to assess the risk and return characteristics of the securities the Fund will buy and sell and the impact those securities will have on the risk and return characteristics of the portfolio overall. The Sub-Adviser then evaluates these results in light of data concerning an issuer’s fundamentals and trading considerations.  The Fund’s investment universe consists of large capitalization, dividend-paying companies in the developed markets.  For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations in excess of $5 billion.  The Fund’s portfolio construction process incorporates constraints to ensure the sector and regional allocations are diversified.

In addition to writing covered calls, the Fund may also use futures contracts to enhance equity returns, to lower the overall volatility of the Fund’s investment portfolio and to generate income.  The Fund may invest in a derivative instrument both as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of the Fund’s position in an equity security.  Derivative securities held by the Fund to generate income represent positions in underlying equity securities that produce income such as dividend-paying common stock and other income producing equity securities.  Investments in derivative securities that represent positions in underlying equity securities are considered to be equity securities for the purpose of the Fund’s 80% test.

The Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•
Management Risk.  The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•
Equity Market Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.  Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

•
Large-Capitalization Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Options and Futures Risk.  Options and futures may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, the value of an option or future may not correlate perfectly to the underlying securities index or overall securities markets.

•
Foreign Securities Risk.  Investments in securities of foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  Additionally, income earned on foreign securities may be subject to foreign withholding taxes.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at https://www.alliancebernstein.com/investments/us/ or by calling 1-800-221-5672.  If you are a client of Tiedemann Wealth Management, you can get updated performance information at www.twmfunds.com or by calling the Fund toll-free at 1-855-TWM-FUND (1-855-896-3863).

Institutional Class Shares(1)
Calendar Year Returns as of December 31
(1)	The returns shown in the bar chart are for Institutional Class shares. The performance of the Investor Class shares will differ due to differences in expenses.

The Fund’s calendar year-to-date return as of March 31, 2014 was 1.32%.  During the period shown in the bar chart, the best performance for a quarter was 9.28% (for the quarter ended March 31, 2012).  The worst performance was -2.29% (for the quarter ended June 30, 2012).

Average Annual Total Returns
(For the Periods Ended December 31, 2013)
	One Year	Since Inception
Institutional Class Shares
Return Before Taxes	15.73%	9.52%
Return After Taxes on Distributions	13.84%	8.55%
Return After Taxes on Distributions and Sale of Fund Shares	10.30%	7.46%
Investor Class Shares
Return Before Taxes	15.53%	9.23%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	26.68%	10.69%

Institutional Class shares of the Fund commenced operations on March 31, 2011.  Investor Class shares of the Fund commenced operations on May 31, 2011.  Performance shown for Investor Class shares prior to its inception reflects the performance of Institutional Class shares.

After-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  After-tax returns are shown for Institutional Class shares only.  After-tax returns for Investor Class shares will vary.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser and Sub-Adviser
Tiedemann Wealth Management, LLC is the Fund’s investment adviser.  AllianceBernstein L.P. is the Fund’s sub-adviser.

Portfolio Managers
Mr. Josh Lisser, Chief Investment Officer, and Mr. Ben Sklar, Portfolio Manager, each of Alliance Bernstein L.P., are the portfolio managers responsible for the day-to-day management of the Fund.  Mr. Lisser has managed the Fund since the Fund commenced operations in March 2011 and Mr. Sklar has managed the Fund since May 2014.

Purchase and Sale of Fund Shares
You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open.  If you are not a client of Tiedemann Wealth Management, you may purchase or redeem your shares through your financial intermediary, by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or by telephone (1-800-221-5672).  You may purchase or redeem shares by mail (AllianceBernstein/TWM Global Equity & Covered Call Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1-855-TWM-FUND (1-855-896-3863). The minimum initial investment for Investor Class shares of the Fund is $10,000.  The minimum initial investment for Institutional Class shares of the Fund is $25,000.  Subsequent purchases in either share class of the Fund may be made in amounts of $250 or more.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  AllianceBernstein and its related companies may also make these payments.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.